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Win for Over Six Decades

2010 February 2
MANPOWER INC.
2009 4th Quarter Results
Exhibit 99.2

Manpower Inc. 2009 4th Quarter Results
 This presentation includes forward-looking statements, including earnings projections and the timing, completion and results of the proposed transaction, which are subject to risks and uncertainties.
 Actual results might differ materially from those projected in the forward-looking statements.
 Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements is contained in the Company’s Annual Report on Form 10-K dated December 31, 2008, which information is incorporated herein by reference, and such other factors as may be described from time to time in the Company’s SEC filings.
 This presentation was issued by Manpower Inc. on February 2, 2010 and does not constitute an offer of any securities for sale.  The exchange offer described herein has not commenced.  Manpower intends to commence an exchange offer and file a Schedule TO and a registration statement on
 Form S-4, and COMSYS IT Partners, Inc. intends to file a Solicitation/Recommendation Statement on Schedule 14D-9, with the Securities and Exchange Commission in connection with the transaction.  Manpower and COMSYS expect to mail a Preliminary Prospectus, the Schedule 14D-9 and related exchange offer materials to stockholders of COMSYS.  These documents, however, are not currently available.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE
 DOCUMENTS CAREFULLY WHEN THEY ARE AVAILABLE BECAUSE THEY CONTAIN
 IMPORTANT INFORMATION ABOUT MANPOWER, COMSYS AND THE TRANSACTION.
 Documents filed by Manpower with the SEC may be obtained without charge at the SEC's website at
 www.sec.gov and at Manpower's website at www.manpower.com.  Documents filed by COMSYS with the SEC may be obtained without charge at the SEC's website and at COMSYS' website at
 www.comsys.com.
Forward-Looking Statement

Manpower Inc. 2009 4th Quarter Results
(1) Excludes non-recurring items for 2009 and 2008 as set forth on page 15.
 90% CC
4%
12% CC
220 bps
Operating Profit $43M
OP Margin 1.0%
Revenue $4.4B
Gross Margin 17.1%
EPS $.37
360 bps
 62%
71%
75% CC
Q4 Highlights
Throughout this presentation, the difference between reported variances and Constant Currency (CC) variances represents the impact of currency on our financial results. Constant Currency is further explained on our Web site.
Consolidated Financial Highlights
As
Reported
49% CC
4%
12% CC
220 bps
140 bps
 44%
54%
60% CC
Excluding
Non-recurring
Items
(1)

21%
20%
19%
18%
17%
16%
15%
20.7%
- 0.3%
- 1.1%
- 1.9%
- 0.4%
+ 0.1%
17.1%
Q4 2008
France - 2008 Impact of Payroll Tax Change
France - 2008 Business Tax Refund
Temporary Recruitment
Permanent Recruitment
Other Business
Q4 2009

Manpower

Manpower Inc. 2009 4th Quarter Results
Consolidated Gross Margin Change
Impact of Non-recurring Items
= - 1.4%

Manpower Inc. 2009 4th Quarter Results
1% CC
(1) Included in these amounts is the US, which had revenue of $436M (-6%) and OUP of $(5M).
(2) Excludes the impact of the reorganization charges of $1.3M in 2009 and $3.0M in 2008.
1% CC
0%
Excluding Non
-recurring
Items
Americas Segment
(16% of Revenue)
Q4 Financial Highlights
OUP Margin
0.1%
Revenue
$720M
OUP
$1M
40 bps
As
Reported
20 bps
Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs.
53% CC
56%
(1)
(2)
0%
54% CC
55%

US
-6%
-6%
Mexico
18%
18%
Argentina
-18%
-6%
Other
19%
5%

Manpower

Manpower Inc. 2009 4th Quarter Results
Americas - Q4 Revenue Growth YoY
Revenue Growth - CC
Revenue Growth
% of Segment
Revenue
61%
14%
8%
 17%
(1)
(1) On an organic basis, US revenue decreased 8% in USD.

Manpower Inc. 2009 4th Quarter Results
France Segment
(29% of Revenue)
Q4 Financial Highlights
OUP Margin
0.4%
Revenue
$1.3B
OUP
$5M
3%
14% CC
290 bps
80%
82% CC
(1) Excludes the impact of $4.7M of reorganization charges in 2009, and the business tax refund of
 $48.2M, the payroll tax adjustment of $14.5M and reorganization charges of $2.7M in 2008 (net favorable impact $60.0M).
As
Reported
3%
14% CC
770 bps
95%
96% CC
(1)
Excluding Non
-recurring
Items

Manpower Inc. 2009 4th Quarter Results
Excluding Non
-recurring
Items
EMEA Segment
(40% of Revenue)
Q4 Financial Highlights
OUP Margin
2.1%
Revenue
$1.7B
OUP
$36M
7%
15% CC
200 bps
48%
54% CC
As
Reported
7%
15% CC
120 bps
41%
47% CC
(2)
(1) Included in these amounts is Italy, which had revenue of $269M (-11% in USD, -20% in CC) and OUP of
 $11M (-55% in USD, -60% in CC).
(2) Excludes the impact of the reorganization charges of $6.4M in 2009 and $21.2M in 2008.
(1)

Italy
-11%
-20%
Nordics
-11%
-23%
Elan
-20%
-25%
UK - Manpower
-4%
-8%
Germany
-2%
-13%
Netherlands
-9%
-19%
Belgium
-2%
-13%
Other
5%
-2%

Manpower Inc. 2009 4th Quarter Results
EMEA - Q4 Revenue Growth YoY
Revenue Growth - CC
Revenue Growth
% of Segment
Revenue
15%
14%
13%
11%
 10%

6%
 22%
9%

Manpower Inc. 2009 4th Quarter Results
4%
6% CC
(1) Excludes the impact of the reorganization charges of $0.4M in 2009 and $0.8M in 2008.
Excluding Non
-recurring
Items
Asia Pacific Segment
(11% of Revenue)
Q4 Financial Highlights
OUP Margin
1.5%
Revenue
$469M
OUP
$7M
170 bps
As
Reported
4%
6% CC
180 bps
N/A
(1)
N/A
N/A
N/A

Japan
-10%
-16%
Australia/NZ
46%
8%
Other
18%
13%

Manpower

Manpower Inc. 2009 4th Quarter Results
Asia Pacific - Q4 Revenue Growth YoY
Revenue Growth - CC
Revenue Growth
% of Segment
Revenue
55%
22%
23%

Manpower Inc. 2009 4th Quarter Results
Right Management Segment
(3% of Revenue)
Q4 Financial Highlights
OUP Margin
16.0%
Revenue
$130M
OUP
$21M
5%
1% CC
100 bps
12%
6% CC
(1) Excludes the impact of the reorganization charges of $1.5M in 2008.
As
Reported
5%
1% CC
230 bps
22%
16% CC
(1)
Excluding Non
-recurring
Items

Manpower Inc. 2009 4th Quarter Results
Excluding Non
-recurring
Items
Jefferson Wells Segment
(1% of Revenue)
Q4 Financial Highlights
OUP Margin
- 8.6%
Revenue
$43M
OUP
$(4M)
32%
50 bps
N/A
As
Reported
32%
1300 bps
N/A
(1)
(1) Excludes the impact of the reorganization charges of $7.8M in 2008.

Manpower Inc. 2009 4th Quarter Results
Financial Highlights

2009		2008			
	Reorgan-ization Expense		French Business Tax Refund	French Payroll Tax Change	Reorgan-ization Expense	Total
Gross Profit	$ -		$ 48.2	$ 14.5	$ -	$ 62.7
S&A expenses	12.7		-	-	37.2	37.2
Operating profit	(12.7)		48.2	14.5	(37.2)	25.5
Pretax earnings	(12.7)		48.2	14.5	(37.2)	25.5
Net earnings	(9.0)		28.3	8.6	(27.2)	9.7
Net earnings per share - diluted	$ (0.11)		$ 0.36	$ 0.11	$ (0.35)	$ 0.12

Manpower

Manpower Inc. 2009 4th Quarter Results
Q4 Non-recurring Items
($ in millions, except per share amounts)

2009					2008
	Q3	Q3	Q3			
	Goodwill/ Intangible Impairment Charge	Loss on Sale of Equity Investment	Swap Extinguishment	Reorgan-ization Expense	Total	Total Non-Recurring Items
Gross Profit	$ -	$ -	$ -	$ -	$ -	$ 116.4
S&A expenses	61.0	-	-	33.5	94.5	254.4
Operating profit	(61.0)	-	-	(33.5)	(94.5)	(138.0)
Interest expense	-	-	(7.5)	-	(7.5)	-
Other expense	-	(10.3)	-	-	(10.3)	-
Pretax earnings	(61.0)	(10.3)	(7.5)	(33.5)	(112.3)	(138.0)
Net earnings	(61.0)	(5.3)	(4.6)	(24.3)	(95.2)	(159.7)
Net earnings per share - diluted	$ (0.78)	$ (0.07)	$ (0.06)	$ (0.31)	$ (1.22)	$ (2.00)

Manpower

Manpower Inc. 2009 4th Quarter Results
Full Year Non-recurring Items
($ in millions, except per share amounts)
(1) Reorganization expense was $6.9M pretax in Q1($0.06 per share), $13.0M in Q2 ($0.11 per share), $0.9M in
 Q3 ($0.01 per share) and $12.7M in Q4 ($0.11 per share).
(1)

Manpower Inc. 2009 4th Quarter Results
Other
(26)
Change in Cash
141
337
(39)
Cash Flow Summary - Full Year
2009
2008
Cash from Operations
414
792
Capital Expenditures
(35)
(93)
 Free Cash Flow
379
699
Share Repurchases
-
(125)
Change in Debt
(22)
79
($ in millions)
Effect of Exchange Rate Changes
37
(35)
Acquisitions of Businesses,
 net of cash acquired
(242)
(227)

1,000
800
600
400
200
0
-200
-400
735
280
823
135
915
377
953
79
854
-147
874
-233
909
-292
757
-257
2005
2006
2007
2008
Q1
Q2
Q3
Q4

30%
20%
10%
0%
26%
25%
26%
28%
26%
26%
26%
23%
2005
2006
2007
2008
Q1
Q2
Q3
Q4

Manpower

Manpower Inc. 2009 4th Quarter Results
2009
Balance Sheet Highlights
Total Debt
($ in millions)
Total Debt to
Total Capitalization
Total Debt
Net Debt
2009

Manpower Inc. 2009 4th Quarter Results
Credit Facilities as of December 31, 2009
($ in millions)
(a)
(a)
Effective October 16, 2009, we amended our Revolving Credit Agreement. The amendment reduces the size of the facility from $625M to
$400M and revises covenant levels and pricing. The amended agreement requires, as of December 31, that we comply with a Debt-to-
EBITDA ratio of less than 5.25 to 1 and a fixed charge coverage ratio of greater than 1.25 to 1. As defined in the agreement, we had a Debt-to
-EBITDA ratio of 3.64 and a fixed charge coverage ratio of 1.55 as of December 31, 2009.
On October 16, 2009, we elected to repay the €100M ($143M) borrowing under the agreement and terminated the related interest rate swaps.
There are currently no outstanding borrowings under the agreement.
Interest
Rate
Maturity
Date
Total
Outstanding
Remaining
Available
Euro Notes:
- Euro 200M
4.86%
June 2013
286
-
- Euro 300M
4.58%
June 2012
429
-
Revolving Credit Agreement
2.78%
Nov 2012
 -
391
368
Uncommitted lines and Other
Various
Various
42
Total Debt
757
759
(b)
(b)
Total additional borrowings are limited to $334 million due to the Revolving Credit Agreement covenants.

Manpower Inc. 2009 4th Quarter Results
First Quarter Outlook
Revenue
 Up 9-11%
(Up 0-2% CC)
Total
Gross Profit Margin
16.8-17.0%
Operating Profit Margin
(0.2) - 0.2%
Tax Rate
40%
EPS
Loss of $0.05-$0.15
(Pos. $.03 Currency)
Americas
Up 17-19%
France
Up 13-15%
(Up 5-7% CC)
Up 8-10%
Asia Pacific
(Down 0-2% CC)
Jefferson Wells
Right Management
 Down 18-20%
(Down 23-25% CC)
 Down 20-22%
EMEA
(Down 2-4% CC)
Up 7-9%
(Up 13-15% CC)

COMSYS

Acquisition

2010 February
MANPOWER INC.

Strategic Rationale
• Increased capability to service clients’ IT requirements
• Stronger platform in higher growth market
• Enhances business mix, with over 20% of company
 revenue now coming from specialty services
• Good cultural fit

Manpower Inc. - COMSYS Acquisition

COMSYS Business Overview
• Third largest IT staffing and managed solutions company
 in the U.S. with $650 million in revenue
 – Project Management
 – Business Analysis
 – Network Infrastructure
 – Business Intelligence
• National footprint with 52 branches
• Diversified client base across several high growth
 industry sectors

Manpower Inc. - COMSYS Acquisition
– Applications Programming and Development
– Quality Assurance and Testing
– Workforce Solutions (RPO and MSP)

Combined Business
• Combined revenue of Manpower Professional and
 COMSYS will be over $2.5 billion
• Combined number of contractors on assignment daily
 will be over 25,000
• Combined footprint will be 400 offices
• Combined MSP offering will be total flow through dollars
 of $3.5 billion

Manpower Inc. - COMSYS Acquisition

COMSYS Financial Performance
(Millions in USD)

Revenue
750
700
650
600
662
737
743
727
650
2005
2006
2007
2008
2009F

EBITDA
60
40
20
0
40
46
50
44
26
2005
2006
2007
2008
2009F

Manpower

Manpower Inc. - COMSYS Acquisition
(1) Forecast based upon management guidance issued January 6, 2010.
(2) Excludes one-time items.
(1)
(1)
(6.0%) (6.3%) (6.8%) (6.0%) (4.0%)
(2)

Acquisition Summary
• Purchase Price: $17.65 per share
• Equity Value:  $378 million, including net settlement
  of stock options, restricted stock and
  warrants
• Debt Retired: $53 million, net debt outstanding as of
  January 31, 2010

Manpower Inc. - COMSYS Acquisition

Acquisition Summary
• Consideration:  50% stock / 50% cash,
  with option to pay all cash
• Tender Offer: Expected to commence March 2010
• Expected Closing: April 2010
• Approvals: Normal regulatory

Manpower Inc. - COMSYS Acquisition

Acquisition Summary
• Synergies: $20 million (3% of revenue) by 2011
• Tax NOL: $35 million (NPV) tax shelter utilized
  over next 10 years
• Integration Costs: $18 million
• EPS Accretive: 10 cents accretive in 2010
  excluding intangible amortization

Manpower Inc. - COMSYS Acquisition

Manpower Inc.
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